UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: Merrill Lynch Basic Value Principal Protected Fund
              of Merrill Lynch Principal Protected Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 12/31/05

Item 1 - Report to Stockholders

                            Merrill Lynch
                            Basic Value
                            Principal Protected Fund

                            Semi-Annual Report
                            December 31, 2005

Merrill Lynch Basic Value Principal Protected Fund

Portfolio Information as of December 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
================================================================================
JPMorgan Chase & Co. .................................................    3.8%
Exxon Mobil Corp. ....................................................    3.6
Wells Fargo & Co. ....................................................    3.1
Morgan Stanley .......................................................    3.1
GlobalSantaFe Corp. ..................................................    2.9
Time Warner, Inc. ....................................................    2.6
International Business Machines Corp. ................................    2.6
Tyco International Ltd. ..............................................    2.4
The St. Paul Travelers Cos., Inc. ....................................    2.4
Raytheon Co. .........................................................    2.2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
================================================================================
Insurance ............................................................    8.6%
Capital Markets ......................................................    6.2
Energy Equipment & Services ..........................................    6.0
Media ................................................................    5.9
Computers & Peripherals ..............................................    5.8
--------------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Percent of
Investment Category                                            Total Investments
================================================================================
Low Price-to-Book Value ......................................             29.7%
Above-Average Yield ..........................................             28.0
Below-Average Price/Earnings Ratio ...........................             25.9
Special Situations ...........................................              8.9
Price-to-Earnings Per Share ..................................              0.8
Price-to-Cash Flow ...........................................              0.1
Other* .......................................................              6.6
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and U.S. government obligations.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005

A Letter From the President

Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the
Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes -- stocks, bonds and cash -- were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                    6-month         12-month
=================================================================================================
U.S. equities (Standard & Poor's 500 Index)                              + 5.77%          + 4.91%
-------------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                             + 5.88           + 4.55
-------------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)          +14.88           +13.54
-------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                      - 0.08           + 2.43
-------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)           + 0.60           + 3.51
-------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)           + 1.48           + 2.26
-------------------------------------------------------------------------------------------------

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Trustee


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005   3

A Discussion With Your Fund's Portfolio Manager

      The Fund was successfully able to meet its primary objective of preserving investor principal while also providing capital appreciation for shareholders.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2005, Merrill Lynch Basic Value Principal Protected Fund's Class A, Class B, Class C and Class I Shares had total returns of +4.13%, +3.70%, +3.72% and +4.31%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's all-equity benchmarks, the Standard & Poor's 500 (S&P 500) Index and the S&P 500 Barra Value Index, returned +5.77% and +6.23%, respectively. Because the Fund incorporates a fixed income component, its returns will differ from those of its all-equity benchmarks. Notably, however, the Fund significantly outperformed the Lipper Balanced Target Maturity Funds category, which posted an average return of +1.45% for the six-month period. (Funds in this Lipper category invest to provide a guaranteed return of investment at maturity. Some of the assets are invested in zero-coupon U.S. Treasury securities, while the remainder is in equity securities for long-term growth of capital and income.)

The second half of 2005, the Fund's semi-annual reporting period, was very different from the first six months of the calendar year. In the first six months, as the Federal Reserve Board (the Fed) advanced its interest rate-hiking campaign and investors worried about a slowing economy, the equity markets were relatively flat. In the latter six months, despite record-high oil prices, a vigilant Fed and two catastrophic hurricanes, the economic data was largely positive. Gross domestic product growth rose from 3.3% in the second quarter of 2005 to 4.1% in the third quarter. Corporate earnings also continued to come in very strong. Investors began to believe that perhaps a soft landing was in the making, and the markets strengthened. Most recently, after 13 consecutive interest rate hikes between June 2004 and December 2005, the Fed finally hinted that its monetary tightening campaign may be nearing an end. This was good news for stocks.

Within the Fund's equity portfolio, we saw strong performance from energy stocks, led by offshore oil driller GlobalSantaFe Corp. and oil service companies BJ Services Co. and Halliburton Co. The budgets for many oil exploration & production companies are expanding at a fast rate, and drilling activity is exploding throughout the world given the high prices for crude and gas.

The Fund also realized positive attribution from its investments in the financials sector. While financials struggled over the past 18 months as the Fed raised interest rates, they began to rally significantly in the latter months of 2005 as the market began to anticipate the end of monetary tightening. Financial stocks that contributed to Fund results included JPMorgan Chase & Co. and American International Group, Inc.

Several of the portfolio's technology names performed well. Among them were Agilent Technologies, Inc. a company that reorganized, sold some assets and announced a dutch auction during the period; Hewlett-Packard Co., which also underwent a positive transformation with a new CEO in place; and Motorola, Inc., a strong franchise whose new management did a good job of focusing the business on areas that offer high returns and moving away from those that don't.

Conversely, we saw some weakness from materials and industrials stocks, particularly those companies that use fuel to power their manufacturing facilities. As oil and gas prices rose, our energy holdings benefited, but positions such as Kimberly-Clark Corp., top maker of personal paper products, and International Paper Co., the leading forest products company, declined.

In consumer discretionary, media names Interpublic Group of Cos., Inc. and Comcast Corp. disappointed, as did our only retail stock, The Gap, Inc. Like most retailers, Gap came under pressure on the prospects of a weak holiday shopping season. This, coupled with worries over a slowdown in consumer spending and a poor product cycle, caused Gap to underperform. The media stocks lagged on concerns over weak advertising revenues. Finally, our position in Verizon Communications, Inc. also detracted from returns as the company weathered the highly competitive landscape for DSL and VoIP. Verizon purchased MCI out of bankruptcy, so there was some share pressure associated with that transaction as well.

What changes were made to the portfolio during the period?

A mathematical formula is used to determine the allocation between the Fund's equity and fixed income components. During the period, the Fund's equity component ranged from a low of 77.6% of net assets on January 5, 2005 to a high of 98.0% on December 13, 2005. The fixed income allocation ranged from 5.2% of net assets to 22.6%. Consistent with


4  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005
its stated investment strategy, the Fund's fixed income component was invested in fixed income instruments, including U.S. Treasury zero-coupon bonds, set to mature close to the expiration of the Fund (November 13, 2009).

In the equity portfolio, we continued to shift more assets from our smaller, tertiary names into the larger companies in the portfolio. We believe these types of stocks should fare well as the economic cycle evolves. We also continued our efforts to diversify the equity portfolio in a market environment where no particular sector seemed particularly ripe for outperformance.

We increased exposure to the financials sector based on our belief that the Fed is near the end of its interest rate-hiking campaign, which should continue to support banks and financial stocks. We have already seen this play out somewhat during the past six months. Four prominent additions in this sector were Morgan Stanley, MBNA Corp., XL Capital, Ltd. and ACE, Ltd. Other significant new additions included defense company Northrop Grumman Corp. Defense stocks came under pressure from fears that defense spending would face scrutiny as the U.S. budget deficits grew. We believe defense budgets will be unaffected by any budgetary action and that companies such as Northrop Grumman will rise from their relatively low levels. We added significantly to our position in International Business Machines Corp. (IBM), a company that has undergone an important transformation. Specifically, IBM sold a number of commodity-like products and businesses, such as the PC, memory and disk drive businesses, and is now focusing on higher-margin endeavors, such as services, mainframes and software. We believe the stock represents compelling value.

In terms of sales, we eliminated International Paper from the portfolio as we became less intrigued with the investment story after the company restructured. Most other sales were made at profits. We sold Wachovia Corp., a good stock for a number of years, as financial stocks came under pressure post-Hurricane Katrina. We found more interesting places in financials to invest the proceeds as the sector subsequently rallied. We sold Liberty Media Corp. at a slight profit and eliminated AstraZeneca Group Plc, Seagate Technology and Abbott Laboratories, after they reached our price targets. We also reduced our position in Motorola with some profit taking.

How would you characterize the Fund's position at the close of the period?

In seeking to meet its objective of principal protection and potential for capital growth, the allocation between the Fund's fixed income and equity components will continue to vary as market conditions change. As of December 31, 2005, the Fund was invested 93.6% in equities and 5.2% in fixed income securities. This compared to 88.3% equities and 11.9% fixed income at June 30, 2005. (Allocations may exceed 100% due to a negative cash balance.)

In mid-December, the S&P 500/Citigroup Value Index replaced the S&P 500 Barra Value Index benchmark. At year-end, the equity portfolio was overweight versus this new benchmark in the consumer discretionary, consumer staples, energy, health care and information technology sectors, and underweight in financials, industrials, materials, telecommunication services and utilities.

In 2005, the market faced continued Fed interest rate hikes, twin deficits, record-high energy prices and a devastating hurricane season. And yet, the economy continued to grow at a rate exceeding 3% while corporate earnings remained robust. We view the 2006 landscape as much the same. Equities face similar headwinds -- geopolitical uncertainty, budget and current account deficits, a consumer that could be close to tapped out and the potential for a couple more Fed rate hikes. Offsetting this is the profitability and overall financial well-being of Corporate America. We believe the U.S. corporation is much healthier than the consumer, and with record cash flows, strong earnings and cash to deploy via dividend increases, share repurchases or investments in their own businesses, we do not see a recession on the horizon.

While we do not expect earnings growth to decline, we do anticipate a slowdown, which leads us to favor some of the larger, multinational companies that can more readily capture market share in all kinds of economic environments. We also see continued merger-and-acquisition activity and a healthy IPO environment in 2006. With companies challenged to show the same type of earnings growth that they have over the past few years, we believe they will seek to achieve growth through merger-and-acquisition and buyout activity, a trend that began to emerge strongly in 2005. Overall, we are fairly constructive on the markets and expect the Fed to complete its interest rate-hiking campaign early in 2006 -- a long-awaited positive for equities.

Kevin M. Rendino
Equity Portfolio Manager

January 9, 2006

--------------------------------------------------------------------------------
If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at 1-800-637-3863.
--------------------------------------------------------------------------------


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005   5

Performance Data

About Fund Performance

When the Fund is available for purchase, investors may purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                               6-Month        12-Month      Since Inception
As of December 31, 2005                                     Total Return    Total Return     Total Return
===========================================================================================================
ML Basic Value Principal Protected Fund Class A Shares*         +4.13%          +1.70%          +22.42%
-----------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class B Shares*         +3.70           +0.89           +19.46
-----------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class C Shares*         +3.72           +0.92           +19.50
-----------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class I Shares*         +4.31           +1.97           +23.39
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                          -0.08           +2.43           +12.79
-----------------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                             +5.77           +4.91           +49.60
-----------------------------------------------------------------------------------------------------------
S&P 500 Barra Value Index****                                   +6.23           +6.33           +65.87
-----------------------------------------------------------------------------------------------------------
S&P 500/Citigroup Value Index*****                              +7.87           +8.71           +66.71
-----------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/13/02.
** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total return is from 11/13/02.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 11/13/02.
**** This unmanaged Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios. Since inception total return is from 11/13/02.
***** The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. Since inception total return is from 11/13/02.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005

Performance Data (concluded)

Average Annual Total Return

                                                  Return Without    Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/05                                +1.70%         -3.64%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/05                                       +6.67          +4.85
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                       Return          Return
                                                    Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/05                                +0.89%          -3.01%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/05                                       +5.84           +4.99
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                      Return           Return
                                                   Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/05                                +0.92%          -0.06%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/05                                       +5.85           +5.85
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
Class I Shares                                                            Return
================================================================================
One Year Ended 12/31/05                                                   +1.97%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/05                                                          +6.94
--------------------------------------------------------------------------------

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
David O. Beim, Trustee
James T. Flynn, Trustee
W. Carl Kester, Trustee
Karen P. Robards, Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005   7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                           Expenses Paid
                                                      Beginning          Ending          During the Period*
                                                    Account Value     Account Value       July 1, 2005 to
                                                    July 1, 2005    December 31, 2005    December 31, 2005
===========================================================================================================
Actual
===========================================================================================================
Class A                                                 $1,000           $1,041.30            $ 9.98
-----------------------------------------------------------------------------------------------------------
Class B                                                 $1,000           $1,037.00            $13.84
-----------------------------------------------------------------------------------------------------------
Class C                                                 $1,000           $1,037.20            $13.89
-----------------------------------------------------------------------------------------------------------
Class I                                                 $1,000           $1,043.10            $ 8.71
===========================================================================================================
Hypothetical (5% annual return before expenses)**
===========================================================================================================
Class A                                                 $1,000           $1,015.32            $ 9.85
-----------------------------------------------------------------------------------------------------------
Class B                                                 $1,000           $1,011.51            $13.67
-----------------------------------------------------------------------------------------------------------
Class C                                                 $1,000           $1,011.46            $13.72
-----------------------------------------------------------------------------------------------------------
Class I                                                 $1,000           $1,016.58            $ 8.59
-----------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.95% for Class A, 2.71% for Class B, 2.72% for Class C and 1.70% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005

Schedule of Investments

                                                                                                                          Percent of
               Industry                                  Shares Held  Common Stocks                             Value     Net Assets
====================================================================================================================================
Above-Average  Diversified Telecommunication Services        109,000  AT&T, Inc.                             $ 2,669,410      1.3%
Yield          Metals & Mining                                78,000  Alcoa, Inc.                              2,306,460      1.2
               Capital Markets                               134,600  The Bank of New York Co., Inc.           4,287,010      2.2
               Diversified Telecommunication Services         74,000  BellSouth Corp.                          2,005,400      1.0
               Multi-Utilities                                 6,900  Consolidated Edison, Inc.                  319,677      0.2
               Multi-Utilities                                17,100  Dominion Resources, Inc.                 1,320,120      0.7
               Chemicals                                      75,500  E.I. du Pont de Nemours & Co.            3,208,750      1.6
               Multi-Utilities                                12,100  Energy East Corp.                          275,880      0.1
               Oil, Gas & Consumable Fuels                   128,400  Exxon Mobil Corp.                        7,212,228      3.6
               Electric Utilities                              9,100  FPL Group, Inc.                            378,196      0.2
               Industrial Conglomerates                       96,600  General Electric Co.                     3,385,830      1.7
               Food Products                                  76,500  General Mills, Inc.                      3,772,980      1.9
               Pharmaceuticals                                58,300  GlaxoSmithKline Plc (c)                  2,942,984      1.5
               Aerospace & Defense                            80,600  Honeywell International, Inc.            3,002,350      1.5
               Diversified Financial Services                190,032  JPMorgan Chase & Co.                     7,542,370      3.8
               Capital Markets                                54,700  Mellon Financial Corp.                   1,873,475      0.9
               Pharmaceuticals                                93,100  Pfizer, Inc.                             2,171,092      1.1
               Multi-Utilities                                30,100  Public Service Enterprise Group, Inc.    1,955,597      1.0
               Oil, Gas & Consumable Fuels                    21,600  Royal Dutch Shell Plc (c)                1,328,184      0.7
               Electric Utilities                             55,300  The Southern Co.                         1,909,509      1.0
               Diversified Telecommunication Services         61,900  Verizon Communications, Inc.             1,864,428      0.9
                                                                                                             -----------------------
                                                                                                              55,731,930     28.1
====================================================================================================================================
Below-Average  Insurance                                      26,000  The Allstate Corp.                       1,405,820      0.7
Price/         Insurance                                      54,600  American International Group, Inc.       3,725,358      1.9
Earnings       Commercial Banks                               88,600  Bank of America Corp.                    4,088,890      2.1
Ratio          Health Care Equipment & Supplies               67,500  Baxter International, Inc.               2,541,375      1.3
               Diversified Financial Services                 71,700  Citigroup, Inc.                          3,479,601      1.7
               Beverages                                     142,640  Coca-Cola Enterprises, Inc.              2,734,409      1.4
               Insurance                                     105,900  Genworth Financial, Inc. Class A         3,662,022      1.8
               Computers & Peripherals                       114,400  Hewlett-Packard Co.                      3,275,272      1.6
               Household Durables                             98,000  Koninklijke Philips Electronics NV       3,047,800      1.5
               Food Products                                  65,700  Kraft Foods, Inc.                        1,848,798      0.9
               Consumer Finance                               63,000  MBNA Corp.                               1,710,450      0.9
               Hotels, Restaurants & Leisure                  81,900  McDonald's Corp.                         2,761,668      1.4
               Capital Markets                               107,100  Morgan Stanley                           6,076,854      3.1
               Aerospace & Defense                            59,800  Northrop Grumman Corp.                   3,594,578      1.8
               Pharmaceuticals                               132,900  Schering-Plough Corp.                    2,770,965      1.4
               Food Products                                  39,900  Unilever NV (c)                          2,739,933      1.4
               IT Services                                   330,600  Unisys Corp. (a)                         1,927,398      1.0
                                                                                                             -----------------------
                                                                                                              51,391,191     25.9
====================================================================================================================================
Low            Communications Equipment                      168,700  3Com Corp. (a)                             607,320      0.3
Price-to-Book  Oil, Gas & Consumable Fuels                    14,700  Anadarko Petroleum Corp.                 1,392,825      0.7
Value          Media                                          81,800  Comcast Corp. Special Class A (a)        2,101,442      1.1
               Machinery                                      39,200  Deere & Co.                              2,669,912      1.3
               Energy Equipment & Services                    25,700  Diamond Offshore Drilling                1,787,692      0.9
               Energy Equipment & Services                   121,900  GlobalSantaFe Corp.                      5,869,485      2.9
               Energy Equipment & Services                    29,300  Halliburton Co.                          1,815,428      0.9
               Insurance                                      22,900  Hartford Financial Services
                                                                      Group, Inc.                              1,966,881      1.0
               Household Products                             63,700  Kimberly-Clark Corp.                     3,799,705      1.9
               Semiconductors & Semiconductor Equipment      337,700  LSI Logic Corp. (a)                      2,701,600      1.4
               Communications Equipment                       84,500  Motorola, Inc.                           1,908,855      1.0
               Semiconductors & Semiconductor Equipment       95,400  Novellus Systems, Inc. (a)               2,301,048      1.2
               Aerospace & Defense                           107,300  Raytheon Co.                             4,308,095      2.2
               Insurance                                     104,834  The St. Paul Travelers Cos., Inc.        4,682,935      2.4
               Computers & Peripherals                       752,200  Sun Microsystems, Inc. (a)               3,151,718      1.6
               Media                                         291,800  Time Warner, Inc.                        5,088,992      2.6
               Industrial Conglomerates                      165,900  Tyco International Ltd.                  4,787,874      2.4
               Media                                          80,400  Walt Disney Co.                          1,927,188      0.9
               Commercial Banks                               97,700  Wells Fargo & Co.                        6,138,491      3.1
                                                                                                             -----------------------
                                                                                                              59,007,486     29.8
====================================================================================================================================


   MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005   9

Schedule of Investments (concluded)

                                                                                                                          Percent of
               Industry                                  Shares Held  Common Stocks                              Value    Net Assets
====================================================================================================================================
Price-to-Cash  Aerospace & Defense                             4,400  Lockheed Martin Corp.                 $    279,972      0.1%
Flow
====================================================================================================================================
Price-to-      Insurance                                      23,200  XL Capital Ltd. Class A                  1,563,216      0.8
Earnings
Per Share
====================================================================================================================================
Special        Semiconductors & Semiconductor Equipment       99,700  Applied Materials, Inc.                  1,788,618      0.9
Situations     Energy Equipment & Services                    64,200  BJ Services Co.                          2,354,214      1.2
               Semiconductors & Semiconductor Equipment      132,400  Fairchild Semiconductor
                                                                      International, Inc. (a)                  2,238,884      1.1
               Specialty Retail                              126,400  The Gap, Inc.                            2,229,696      1.1
               Computers & Peripherals                        61,900  International Business Machines Corp.    5,088,180      2.6
               Media                                         279,400  Interpublic Group of Cos., Inc. (a)      2,696,210      1.4
               Communications Equipment                       67,200  Nokia Oyj (c)                            1,229,760      0.6
                                                                                                            ------------------------
                                                                                                              17,625,562      8.9
               ---------------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks
                                                                      (Cost -- $154,551,468)                 185,599,357     93.6
               =====================================================================================================================

               =====================================================================================================================
                                                               Face
                                                              Amount  U.S. Government Obligations
               =====================================================================================================================
                                                                      U.S. Treasury STRIPS (b)(e):
                                                          $9,850,000      3.585% due 8/15/2009                 8,423,326      4.2
                                                           2,313,000      3.915% due 11/15/2009                1,955,984      1.0
               ---------------------------------------------------------------------------------------------------------------------
                                                                      Total U.S. Government Obligations
                                                                      (Cost -- $10,650,376)                   10,379,310      5.2
               =====================================================================================================================

               =====================================================================================================================
                                                          Beneficial
                                                            Interest  Short-Term Securities
               =====================================================================================================================
                                                          $2,901,610  Merrill Lynch Liquidity Series, LLC
                                                                      Cash Sweep Series I (d)                  2,901,610      1.5
               ---------------------------------------------------------------------------------------------------------------------
                                                                      Total Short-Term Securities
                                                                      (Cost -- $2,901,610)                     2,901,610      1.5
               =====================================================================================================================
               Total Investments (Cost -- $168,103,454*)                                                     198,880,277    100.3

               Liabilities in Excess of Other Assets                                                            (667,606)    (0.3)
                                                                                                            ------------------------
               Net Assets                                                                                   $198,212,671    100.0%
                                                                                                            ========================

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $171,764,287
                                                                   ============
      Gross unrealized appreciation ..........................     $ 31,224,850
      Gross unrealized depreciation ..........................       (4,108,860)
                                                                   ------------
      Net unrealized appreciation ............................     $ 27,115,990
                                                                   ============

(a)   Non-income producing security.
(b)   Separately Traded Registered Interest and Principal of Securities
      (STRIPS).
(c)   Depositary receipts.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Interest
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                           $2,808,467         $38,457
      --------------------------------------------------------------------------

(e) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of the purchase.

      See Notes to Financial Statements.


10  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005
==========================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------
               Investments in unaffiliated securities, at value
               (identified cost--$165,201,844) ........................................                      $ 195,978,667
               Investments in affiliated securities, at value
               (identified cost--$2,901,610) ..........................................                          2,901,610
               Foreign cash (cost--$25,374) ...........................................                             25,448
               Receivables:
                  Securities sold .....................................................    $     283,350
                  Dividends ...........................................................          277,101           560,451
                                                                                           -------------
               Prepaid expenses .......................................................                                946
                                                                                                             -------------
               Total assets ...........................................................                        199,467,122
                                                                                                             -------------
==========================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------
               Payables:
                  Beneficial interest redeemed ........................................          400,694
                  Securities purchased ................................................          370,235
                  Distributor .........................................................          153,622
                  Financial warranty fee ..............................................          134,866
                  Investment adviser ..................................................          100,835
                  Other affiliates ....................................................           54,509         1,214,761
                                                                                           -------------
               Accrued expenses and other liabilities .................................                             39,690
                                                                                                             -------------
               Total liabilities ......................................................                          1,254,451
                                                                                                             -------------
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
               Net assets .............................................................                      $ 198,212,671
                                                                                                             =============
==========================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------
               Paid-in capital, unlimited shares of no par value authorized ...........                      $ 168,398,160
               Accumulated investment loss--net .......................................    $    (466,759)
               Accumulated distributions in excess of realized capital gains--net .....         (495,627)
               Unrealized appreciation--net ...........................................       30,776,897
                                                                                           -------------
               Total accumulated earnings--net ........................................                         29,814,511
                                                                                                             -------------
               Net Assets .............................................................                      $ 198,212,671
                                                                                                             =============
==========================================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------------------
               Class A--Based on net assets of $7,424,684 and 685,214 beneficial
               interest outstanding ...................................................                      $       10.84
                                                                                                             =============
               Class B--Based on net assets of $109,689,037 and 10,183,684 beneficial
               interest outstanding ...................................................                      $       10.77
                                                                                                             =============
               Class C--Based on net assets of $71,610,014 and 6,638,638 beneficial
               interest outstanding ...................................................                      $       10.79
                                                                                                             =============
               Class I--Based on net assets of $9,488,936 and 875,758 beneficial
               interest outstanding ...................................................                      $       10.84
                                                                                                             =============

      See Notes to Financial Statements.


  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005   11

Statement of Operations

For the Six Months Ended December 31, 2005
==========================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------
               Dividends (net of $13,696 foreign withholding tax) .....................                      $   1,848,103
               Interest (including $38,457 from affiliates) ...........................                            438,786
                                                                                                             -------------
               Total income ...........................................................                          2,286,889
                                                                                                             -------------
==========================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------
               Financial warranty fees ................................................    $     847,670
               Investment advisory fees ...............................................          679,297
               Account maintenance and distribution fees--Class B .....................          574,893
               Account maintenance and distribution fees--Class C .....................          378,443
               Transfer agent fees--Class B ...........................................           61,755
               Accounting services ....................................................           57,031
               Transfer agent fees--Class C ...........................................           41,707
               Printing and shareholder reports .......................................           25,458
               Professional fees ......................................................           24,204
               Custodian fees .........................................................           21,760
               Trustees' fees and expenses ............................................           12,178
               Account maintenance fees--Class A ......................................           10,331
               Transfer agent fees--Class I ...........................................            4,656
               Transfer agent fees--Class A ...........................................            3,815
               Pricing fees ...........................................................              819
               Other ..................................................................            9,631
                                                                                           -------------
               Total expenses .........................................................                          2,753,648
                                                                                                             -------------
               Investment loss--net ...................................................                           (466,759)
                                                                                                             -------------
==========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
--------------------------------------------------------------------------------------------------------------------------
               Realized gain (loss) on:
                  Investments--net ....................................................        3,893,002
                  Options written--net ................................................           (4,962)
                  Foreign currency transactions--net ..................................              (61)        3,887,979
                                                                                           -------------------------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net ....................................................        4,414,706
                  Options written--net ................................................          (10,150)
                  Foreign currency transactions--net ..................................             (995)        4,403,561
                                                                                           -------------------------------
               Total realized and unrealized gain--net ................................                          8,291,540
                                                                                                             -------------
               Net Increase in Net Assets Resulting from Operations ...................                      $   7,824,781
                                                                                                             =============

      See Notes to Financial Statements.


12  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005

Statements of Changes in Net Assets

                                                                                            For the Six         For the
                                                                                            Months Ended       Year Ended
                                                                                            December 31,        June 30,
Increase (Decrease) in Net Assets:                                                              2005              2005
==========================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------
               Investment loss--net ...................................................    $    (466,759)    $    (270,924)
               Realized gain--net .....................................................        3,887,979        13,230,057
               Change in unrealized appreciation/depreciation--net ....................        4,403,561       (12,520,531)
                                                                                           -------------------------------
               Net increase in net assets resulting from operations ...................        7,824,781           438,602
                                                                                           -------------------------------
==========================================================================================================================
Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------------
               Realized gain--net:
                  Class A .............................................................         (330,265)         (731,649)
                  Class B .............................................................       (4,018,149)       (8,325,142)
                  Class C .............................................................       (2,584,549)       (5,653,890)
                  Class I .............................................................         (456,886)         (903,280)
                                                                                           -------------------------------
               Net decrease in net assets resulting from distributions to shareholders        (7,389,849)      (15,613,961)
                                                                                           -------------------------------
==========================================================================================================================
Beneficial Interest Transactions
--------------------------------------------------------------------------------------------------------------------------
               Net decrease in net assets derived from beneficial interest transactions      (16,709,561)      (48,562,747)
                                                                                           -------------------------------
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
               Total decrease in net assets ...........................................      (16,274,629)      (63,738,106)
               Beginning of period ....................................................      214,487,300       278,225,406
                                                                                           -------------------------------
               End of period* .........................................................    $ 198,212,671     $ 214,487,300
                                                                                           ===============================
                  * Accumulated investment loss--net ..................................    $    (466,759)               --
                                                                                           ===============================

      See Notes to Financial Statements.


  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005   13

Financial Highlights

                                                                                        Class A
                                                             ---------------------------------------------------------------
                                                                                                                  For the
                                                             For the Six          For the Year Ended              Period
                                                             Months Ended              June 30,                 November 13,
The following per share data and ratios have been derived    December 31,      -------------------------          2002+ to
from information provided in the financial statements.           2005            2005             2004         June 30, 2003
============================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...    $  10.88         $  11.52         $  10.53         $  10.00
                                                              --------------------------------------------------------------
                  Investment income--net .................         .01*             .06*             .06*             .05
                  Realized and unrealized gain--net ......         .45              .06             1.03              .49
                                                              --------------------------------------------------------------
                  Total from investment operations .......         .46              .12             1.09              .54
                                                              --------------------------------------------------------------
                  Less dividends and distributions from:
                   Investment income--net ................          --               --             (.10)            (.01)
                   Realized gain--net ....................        (.50)            (.76)              --               --
                                                              --------------------------------------------------------------
                  Total dividends and distributions ......        (.50)            (.76)            (.10)            (.01)
                                                              --------------------------------------------------------------
                  Net asset value, end of period .........    $  10.84         $  10.88         $  11.52         $  10.53
                                                              ==============================================================
============================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....        4.13%@@           .96%           10.44%            5.43%@@
                                                              ==============================================================
============================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................        1.95%@           1.93%            2.00%            2.05%@
                                                              ==============================================================
                  Investment income--net .................         .24%@            .57%             .51%             .83%@
                                                              ==============================================================
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)    $  7,425         $  8,735         $ 13,022         $ 22,090
                                                              ==============================================================
                  Portfolio turnover .....................       45.04%           64.69%           87.57%          107.66%
                                                              ==============================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


14  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005

                                                                                        Class B
                                                             ---------------------------------------------------------------
                                                                                                                  For the
                                                             For the Six          For the Year Ended              Period
                                                             Months Ended              June 30,                November 13,
The following per share data and ratios have been derived    December 31,      -------------------------         2002+ to
from information provided in the financial statements.           2005            2005             2004         June 30, 2003
============================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...    $  10.77         $  11.45         $  10.48         $  10.00
                                                              --------------------------------------------------------------
                  Investment income (loss)--net ..........        (.03)*           (.02)*           (.03)*             --++
                  Realized and unrealized gain--net ......         .43              .05             1.03              .49
                                                              --------------------------------------------------------------
                  Total from investment operations .......         .40              .03             1.00              .49
                                                              --------------------------------------------------------------
                  Less dividends and distributions from:
                   Investment income--net ................          --               --             (.03)            (.01)
                   Realized gain--net ....................        (.40)            (.71)              --               --
                                                              --------------------------------------------------------------
                  Total dividends and distributions ......        (.40)            (.71)            (.03)            (.01)
                                                              --------------------------------------------------------------
                  Net asset value, end of period .........    $  10.77         $  10.77         $  11.45         $  10.48
                                                              ==============================================================
============================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....        3.70%@@           .19%            9.58%            4.93%@@
                                                              ==============================================================
============================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................        2.71%@           2.70%            2.76%            2.82%@
                                                              ==============================================================
                  Investment income (loss)--net ..........        (.53%)@          (.20%)           (.30%)            .07%@
                                                              ==============================================================
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)    $109,689         $117,140         $144,787         $159,057
                                                              ==============================================================
                  Portfolio turnover .....................       45.04%           64.69%           87.57%          107.66%
                                                              ==============================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Amount is less than $.01 per share.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005   15

                                                                                        Class C
                                                             ---------------------------------------------------------------
                                                                                                                  For the
                                                             For the Six          For the Year Ended              Period
                                                             Months Ended               June 30,               November 13,
The following per share data and ratios have been derived    December 31,      -------------------------         2002+ to
from information provided in the financial statements.           2005            2005             2004         June 30, 2003
============================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...    $  10.78         $  11.45         $  10.48         $  10.00
                                                              --------------------------------------------------------------
                  Investment income (loss)--net ..........        (.03)*           (.02)*           (.03)*             --++
                  Realized and unrealized gain--net ......         .44              .06             1.03              .49
                                                              --------------------------------------------------------------
                  Total from investment operations .......         .41              .04             1.00              .49
                                                              --------------------------------------------------------------
                  Less dividends and distributions from:
                   Investment income--net ................          --               --             (.03)            (.01)
                   Realized gain--net ....................        (.40)            (.71)              --               --
                                                              --------------------------------------------------------------
                  Total dividends and distributions ......        (.40)            (.71)            (.03)            (.01)
                                                              --------------------------------------------------------------
                  Net asset value, end of period .........    $  10.79         $  10.78         $  11.45         $  10.48
                                                              ==============================================================
============================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....        3.72%@@           .23%            9.54%            4.93%@@
                                                              ==============================================================
============================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................        2.72%@           2.70%            2.76%            2.82%@
                                                              ==============================================================
                  Investment income (loss)--net ..........        (.53%)@          (.20%)           (.29%)            .06%@
                                                              ==============================================================
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)    $ 71,610         $ 78,110         $104,840         $129,392
                                                              ==============================================================
                  Portfolio turnover .....................       45.04%           64.69%           87.57%          107.66%
                                                              ==============================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Amount is less than $.01 per share.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


16  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005

Financial Highlights (concluded)

                                                                                       Class I
                                                             ---------------------------------------------------------------
                                                                                                                  For the
                                                             For the Six           For the Year Ended             Period
                                                             Months Ended               June 30,               November 13,
The following per share data and ratios have been derived    December 31,      -------------------------         2002+ to
from information provided in the financial statements.           2005            2005             2004         June 30, 2003
============================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ...    $  10.90         $  11.53         $  10.55         $  10.00
                                                              --------------------------------------------------------------
                  Investment income--net .................         .03*             .09*             .08*             .08
                  Realized and unrealized gain--net ......         .45              .06             1.03              .48
                                                              --------------------------------------------------------------
                  Total from investment operations .......         .48              .15             1.11              .56
                                                              --------------------------------------------------------------
                  Less dividends and distributions from:
                   Investment income--net ................          --               --             (.13)            (.01)
                   Realized gain--net ....................        (.54)            (.78)              --               --
                                                              --------------------------------------------------------------
                  Total dividends and distributions ......        (.54)            (.78)            (.13)            (.01)
                                                              --------------------------------------------------------------
                  Net asset value, end of period .........    $  10.84         $  10.90         $  11.53         $  10.55
                                                              ==============================================================
============================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....        4.31%@@          1.22%           10.64%            5.63%@@
                                                              ==============================================================
============================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................        1.70%@           1.68%            1.75%            1.80%@
                                                              ==============================================================
                  Investment income--net .................         .49%@            .82%             .73%            1.08%@
                                                              ==============================================================
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands)    $  9,489         $ 10,503         $ 15,576         $ 21,877
                                                              ==============================================================
                  Portfolio turnover .....................       45.04%           64.69%           87.57%          107.66%
                                                              ==============================================================

*     Based on average shares outstanding.
** Total investment returns exclude the effect of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
+     Commencement of operations.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005   17

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Basic Value Principal Protected Fund (the "Fund") is part of Merrill Lynch Principal Protected Trust (the "Trust"). Under the Investment Company Act of 1940, as amended, the Fund is diversified and the Trust is registered as an open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after this date. During the Guarantee Period, the Fund will seek long-term growth of capital to the extent permitted by a strategy that seeks to use investments in common stocks, U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

The Trust, on behalf of the Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to .80% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty provider will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Debt securities are traded primarily in the OTC markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.


18  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a


  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005   19
number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the Fund's average daily net assets. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A .....................................         .25%              --
Class B .....................................         .25%             .75%
Class C .....................................         .25%             .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2005, MLPF&S received contingent deferred sales charges of $187,517 and $82 relating to transactions in Class B and Class C Shares, respectively.


20  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005

Notes to Financial Statements (concluded)

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investments Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $28,130 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2005.

For the six months ended December 31, 2005, the Fund reimbursed FAM $2,280 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2005 were $91,268,748 and $119,074,671, respectively.

Transactions in call options written for the six months ended December 31, 2005 were as follows:

-------------------------------------------------------------------------------
                                                       Number of       Premiums
                                                       Contracts       Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ........................             382         $ 40,360
Options written ..............................             376           18,423
Options expired ..............................            (758)         (58,783)
                                                       ------------------------
Outstanding call options written,
  end of period ..............................              --               --
                                                       ========================

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions were $16,709,561 and $48,562,747 for the six months ended December 31, 2005 and for the year ended June 30, 2005, respectively.

Transactions in beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........            28,638       $    314,157
Shares redeemed ..........................          (146,561)        (1,639,242)
                                                 ------------------------------
Net decrease .............................          (117,923)      $ (1,325,085)
                                                 ==============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........            61,905       $    682,813
Shares redeemed ..........................          (389,642)        (4,309,187)
                                                 ------------------------------
Net decrease .............................          (327,737)      $ (3,626,374)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           341,017       $  3,720,491
Shares redeemed ..........................        (1,035,762)       (11,389,731)
                                                 ------------------------------
Net decrease .............................          (694,745)      $ (7,669,240)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           710,991       $  7,799,569
Shares redeemed ..........................        (2,482,269)       (27,357,602)
                                                 ------------------------------
Net decrease .............................        (1,771,278)      $(19,558,033)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           224,208       $  2,448,351
Shares redeemed ..........................          (833,362)        (9,176,855)
                                                 ------------------------------
Net decrease .............................          (609,154)      $ (6,728,504)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           495,351       $  5,434,000
Shares redeemed ..........................        (2,403,917)       (26,505,904)
                                                 ------------------------------
Net decrease .............................        (1,908,566)      $(21,071,904)
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........            37,577       $    412,219
Shares redeemed ..........................          (125,244)        (1,398,951)
                                                 ------------------------------
Net decrease .............................           (87,667)      $   (986,732)
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........            75,616       $    834,805
Shares redeemed ..........................          (463,116)        (5,141,241)
                                                 ------------------------------
Net decrease .............................          (387,500)      $ (4,306,436)
                                                 ==============================


  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005   21

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Trust and certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised entirely of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings, and some of which are informational meetings. Independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Trust's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Trust by the personnel of the Investment Adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Trust's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Trust; (c) a discussion by the Trust's portfolio management team of investment strategies used by the Trust during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other mutual funds and offshore funds under similar investment mandates. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Trust shares, services related to the valuation and pricing of Trust portfolio holdings, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust.

Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's Investment Advisory Agreement in November 2005, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance.


22  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005

The Board compared Trust performance -- both including and excluding the effects of the Trust's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For a fund in operation for less than three years, such as the Trust, the Board considers performance for the life of the fund. For the periods ended August 31, 2005, the Trust's performance after fees and expenses ranked in the first quintile for the one-year and since inception periods. The Board concluded that the nature and quality of the services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Trust's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Trust's portfolio managers. The Board also considered the experience of the Trust's co-portfolio management team and noted that Mr. Martorelli and Mr. Rendino, the Trust's co-portfolio managers, have over twenty and seventeen years' experience in portfolio management, respectively. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Trust. The Board concluded that the Trust benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Trust's total expenses to those of other comparable funds. The Board was advised by the Investment Adviser that there were no comparable clients or accounts with similar investment mandates. The Board noted that the fees charged to offshore funds exceeded those being charged to the Trust. The Board noted that the Trust's contractual and actual management fee rates were lower than the median of management fees charged by comparable funds, as determined by Lipper, while the Trust's total expenses were above the median expenses charged by such comparable funds. The Board also noted that if all the Fund's assets are irreversibly allocated to the Fund's Protection Component under the terms of the Warranty Agreement, the management fee will be reduced to 0.25%. The Board concluded that the Trust's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Trust by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Trust and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. While there was no evidence to date that the Trust's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


  MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      DECEMBER 31, 2005   23

[LOGO] Merrill Lynch   Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is for shareholders of Merrill Lynch Basic Value Principal Protected Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Basic Value Principal Protected Fund
Box 9011
Princeton, NJ
08543-9011

                                                                  #BVPP -- 12/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

Date: February 21, 2006


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

Date: February 21, 2006